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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 22, 2003


                       Allegheny Technologies Incorporated
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       1-12001                25-1792394
 ----------------------------           ------------         -------------------
 (State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


           1000 Six PPG Place, Pittsburgh, Pennsylvania    15222-5479
           --------------------------------------------    ----------
             (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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ITEM 9.      REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 -
             RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

             The following information is disclosed pursuant to Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance provided in SEC Release No. 33-8216.

             On April 22, 2003, Allegheny Technologies Incorporated issued a press release with respect to its first quarter 2003 results of operations, a copy of which is filed as Exhibit 99.1 hereto.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALLEGHENY TECHNOLOGIES INCORPORATED


                                       By: /s/ Jon D. Walton
                                          --------------------------------------
                                          Jon D. Walton
                                          Senior Vice President,
                                          Chief Legal and Administrative Officer


Dated:  April 22, 2003



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                                  EXHIBIT INDEX


 Exhibit 99.1         Press Release dated April 22, 2003.





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